GE Investments Funds, Inc.	Summary Prospectus May 1, 2016

Small-Cap Equity Fund

Class 1  GESEX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.geam.com/prospectus. You can also get this information at no cost by calling 1-800-242-0134 or by sending an email request to gefunds@ge.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated May 1, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective

Long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the fees or charges imposed by the separate accounts (“Accounts”) of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, the costs shown below would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Class 1
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses[1]	0.52%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[2]	1.48%
1	Other Expenses have been restated to reflect current expenses.

2	Total Annual Fund Operating Expenses shown in the table above may not correspond to the ratio of net expenses to the average net assets in the “Financial Highlights” section of this Prospectus to the extent that Acquired Fund Fees and Expenses are included in the table above.

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$151	$468	$808	$1,768

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks.

The Fund defines a small-cap company as one with a market capitalization that, at the time of investment, falls between (a) the bottom range of the Russell 2000® Index and (b) the greater of either the top range of the Russell 2000® Index or $3.0 billion. As of March 31, 2016, the market capitalizations of companies in the index ranged from $13.64 million to $6.05 billion*. The portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of this capitalization range or because the index capitalization range changes.

The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles. The investment adviser will allocate the Fund’s assets among the sub-advisers to maintain exposure to a combination of investment styles, but may have larger allocations to certain sub-advisers based on its assessment of the potential for better performance or to address capacity constraints of a particular sub-adviser, among other reasons. As a result, this orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:

•	high quality management focused on generating shareholder value

•	attractive products or services

•	appropriate capital structure

•	strong competitive positions in their industries

In addition, the portfolio managers of a sub-adviser with a value investment style generally will seek to identify securities of companies with characteristics such as attractive valuation, while portfolio managers of a sub-adviser with a growth investment style generally will seek to identify securities of companies with strong growth potential.

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The Fund also may invest to a lesser extent in securities with capitalizations outside the Fund’s small-cap range, debt securities and securities of foreign (non-U.S.) issuers. The portfolio managers may also use various types of derivative instruments (such as futures) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

*	The Russell 2000® Index is constructed to provide an unbiased small-cap barometer and is reconstituted annually. The capitalization range, however, may change significantly intra-year due to changes in the market capitalizations of securities that comprise the Index.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Small-Cap Company Risk is the risk that investing in the securities of small-cap companies may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Allocation Risk is the risk that GE Asset Management may not allocate assets of the Fund among investment management styles in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of an investment style.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S. and investments may be less liquid. The risk of loss and volatility have increased over the past few years and may continue because of high levels of debt and other economic distress in various countries, including some in Europe. Attempted solutions such as austerity or stimulus measures and governmental regulation also may increase the risk of loss and volatility in securities markets.

Currency Risk is the risk that the dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

GE Investments Funds, Inc. Summary Prospectus

May 1, 2016

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivative instrument contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Although in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, the U.S. Federal Reserve recently raised interest rates slightly. It is possible there will be less governmental action in the future to maintain low interest rates or that action will be taken to raise interest rates further. Changes in market conditions and governmental action may have adverse effects on investments, volatility, and liquidity in debt markets and any negative impact on fixed income securities could be swift and significant, potentially increasing Fund redemptions and negatively impacting the Fund’s performance.

Derivative Instruments Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure or which the Fund seeks to hedge, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivative instruments not traded on an exchange may be subject to counterparty risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative instrument may result in a value materially different from the value obtained using an alternative methodology. In addition, changes in laws or regulations may make the use of derivative instruments more costly, may limit the availability of derivative instruments, or may otherwise adversely affect the use, value or performance of derivative instruments.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.geam.com or call
1-800-242-0134.

Calendar Year Total Returns (%)

Highest/Lowest quarterly results during this time period were:

Highest	21.19%	(quarter ended June 30, 2009)
Lowest	-28.21%	(quarter ended December 31, 2008)

Average Annual Total Returns (%)

(for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years
Class 1 (inception 4/28/00)	-4.12	9.98	6.87
Russell 2000® Index (does not reflect fees, expenses, or taxes)	-4.41	9.19	6.80

Portfolio Management

Investment Adviser

GE Asset Management Incorporated

On March 29, 2016, General Electric Company agreed to sell to State Street Corporation the asset management and advisory services business conducted by GE Asset Management and certain of its subsidiaries (the “Transaction”). The Transaction is not expected to result in any change in the investment objectives or policies of any of the Funds of the GE Investments Funds, Inc. The Transaction is expected to close in the third quarter of 2016 pending receipt of certain regulatory approvals and subject to the satisfaction of other customary closing conditions. For more information regarding the Transaction, please see page 49 of the Prospectus, which can be found online at www.geam.com/prospectus.

Investment Sub-Advisers

Champlain Investment Partners, LLC

GlobeFlex Capital, L.P.

Kennedy Capital Management, Inc.

Palisade Capital Management, L.L.C.

SouthernSun Asset Management, LLC

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser/ Sub-Adviser
David Wiederecht	5 years	President and Chief Investment Officer — Investment Solutions of GE Asset Management
Mike Cervi	4 years	Senior Vice President, Managing Director — Portfolio Construction of GE Asset Management
Scott T. Brayman, CFA	7 years	Managing Partner and Chief Investment Officer of Small and Mid Cap Strategies of Champlain Investment Partners, LLC
Robert J. Anslow	7 years	Partner and Chief Investment Officer of GlobeFlex Capital, L.P.
Frank Latuda, Jr., CFA	5 years	Vice President, Director and Chief Investment Officer of Kennedy Capital Management, Inc.
Marc Shapiro	4 years	Managing Director and Senior Portfolio Manager of Palisade Capital Management, L.L.C.
Michael W. Cook	7 years	Chief Executive Officer and Chief Investment Officer of SouthernSun Asset Management, LLC

Purchase and Sale of Fund Shares

The Fund does not offer its shares to the general public. Shares of the Fund are currently offered only to Accounts of various life insurance companies as funding vehicles for certain variable contracts issued by such life insurance companies.

The Company has entered into an agreement with the life insurance company sponsor of each Account (participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. For information regarding the purchase and sale of Fund shares, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

Tax Information

Since the Accounts of the various life insurance companies are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

Payments to Broker-Dealers and Other Financial Intermediaries

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. The Company and its affiliates may pay such insurance companies (or their related companies) for the sale of shares of the Fund and/or administrative or other related services. When received by an insurance company, such payments may be a factor that the insurance company considers in including the Fund as an investment option in its variable contracts. The prospectus or other disclosure document for the variable contracts may contain additional information about these payments. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the variable contracts for the sale of shares of the Fund and related services. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in a variable contract. Ask the salesperson or visit the financial intermediary’s website for more information.

GEI SP SCE 5-2016

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